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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 1, 1997
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                             JPS TEXTILE GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           33-27038                                     57-0868166
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


555 NORTH PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SOUTH CAROLINA                                  29607
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (864) 239-3900
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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
Item 5.           Other Events.

                  Filed herewith is a copy of the JPS Textile Group, Inc. (the "Company") Press Release, dated August 1, 1997, announcing the filing, on August 1, 1997, of the Joint Plan of Reorganization of the Company and its wholly-owned subsidiary, JPS Capital Corp. with the United States Bankruptcy Court for the Southern District of New York under chapter 11, title 11, of the United States Code.


Item 7.           Exhibits.

(c)      Exhibit:

         (99)     Press Release, dated August 1, 1997.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                                              JPS TEXTILE GROUP, INC.

                                              By:      /s/ David H. Taylor
                                                     ---------------------------
                                              Name:  David H. Taylor
                                              Title: Executive Vice President -
                                                     Finance and Secretary



Date:  August 1, 1997

                                  Exhibit Index
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Exhibit No.                 Description of Exhibit
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    99                      Press release issued by the Company on August 1,
                            1997.*




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*Filed herewith




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